EXHIBIT 99.1

Predictive Oncology Becomes Axe Compute, Expanding Into High-Performance AI Infrastructure

NEW YORK, Dec. 12, 2025 (GLOBE NEWSWIRE) -- Axe Compute Inc. (NASDAQ: AGPU) (the “Company” or “Axe Compute”) today announced that it has changed its name to Axe Compute Inc., with its common stock to begin trading on Nasdaq under the ticker symbol AGPU on December 12, 2025. Axe Compute will continue to operate its AI-driven drug discovery business and plans to expand its business into high-performance enterprise AI infrastructure, addressing rising global demand for predictable, scalable compute capacity across enterprise AI workloads.

The decision reflects Axe Compute’s fundamental observation about the current AI landscape: the bottleneck to AI progress is increasingly infrastructure, not algorithms. While attention concentrates on model capabilities and benchmark performance, Axe Compute believes the enterprises building AI applications face a more immediate problem—access to the compute required to train and run those models at all.

The Infrastructure Gap

Axe Compute believes it will be able to utilize its ATH on the Aethir network to secure GPU capacity and services on the Aethir network to support compute demand. GPU procurement timelines have extended to 40-52 weeks for high-end hardware as centralized cloud providers face capacity constraints that create multi-month deployment queues. Meanwhile, global enterprise spending on AI cloud services is projected to exceed $400 billion in 2025, with demand continuing to outpace supply.

Operating Model

Axe Compute plans to operate as an active infrastructure company rather than a passive treasury. The distinction matters: Axe Compute plans to acquire rights to digital assets tied to AI infrastructure—beginning with capacity on the Aethir network— and deploy those assets to serve enterprise clients under service contracts. Axe Compute believes it will be able to derive revenue from token rewards and the margin captured between infrastructure acquisition cost and enterprise billing rates.

Axe Compute is not Aethir; Aethir operates the underlying network. Axe Compute intends to monetize access to that network for enterprise buyers who require guaranteed capacity, service-level agreements, and a counterparty that operates within traditional corporate and regulatory structures.

Infrastructure as the Enabling Layer

Axe Compute’s thesis rests on a structural view of AI development: breakthroughs in models depend on the infrastructure that makes experimentation possible. Transformers require the compute to train them. Scaling laws require the hardware to test them. Production AI requires the capacity to run it.

This positions infrastructure operators differently than the hyperscalers or the model developers. Axe Compute does not compete with AWS on breadth of services or with OpenAI on model capabilities. Axe Compute plans to operate in the space between: utilizing the Aethir network to provide the specific, dedicated GPU capacity that AI-native companies require when cloud queues are too long and building internal infrastructure is too slow.

Axe Compute believes it will be able to introduce the flexibility of a resource pool that can be allocated to support varied project requirements as they arise. Collectively, Axe Compute believes these early workloads will show that Axe Compute can function as a stable backbone for a wide range of production AI systems, reinforcing the need for decentralized compute as a foundational layer of enterprise AI infrastructure.

Current State and Forward View

Axe Compute anticipates sourcing infrastructure at competitive rates and providing reliable, predictable access to high-capacity compute through the Aethir network. Axe Compute believes it is positioned to demonstrate the scalability and effectiveness of its model as initial deployments come online and its enterprise client base is expanded.

Axe Compute will continue to operate its AI-driven drug discovery business and may explore potential expansion into other digital asset categories beyond compute infrastructure as its operating model matures.

About Axe Compute

Axe Compute (NASDAQ: AGPU) plans to make world-class AI compute accessible to all through its access to the Aethir network. By delivering Aethir-provided decentralized global infrastructure, Axe Compute will endeavor to deliver instant access to bare-metal GPUs at scale to innovators and established businesses alike. Axe Compute is where decentralized choice meets enterprise trust. For more information: axecompute.com | investors@axecompute.com

About Aethir

Aethir is the world’s largest distributed cloud GPU network, with over 435,000 enterprise-grade GPU containers across 93 countries. The platform provides scalable, cost-efficient cloud GPU services for AI, machine learning, gaming, and rendering applications, connecting users to distributed resources through a Decentralized Physical Infrastructure Network (DePIN). By making high-performance computing more accessible and efficient, Aethir is transforming how AI and enterprise applications are powered. For more information: aethir.com.

Forward-Looking Statements:

This press release contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. This press release also includes express and implied forward-looking statements regarding the Company’s current expectations, estimates, opinions and beliefs that are not historical facts. Such forward-looking statements may be identified by words such as “believes,” “expects,” “endeavors,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “should” and “objective” and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. The Company cannot guarantee the accuracy, completeness, or reliability of statements made by third parties in this press release, nor can it assure that any expectations, forecasts, or outcomes expressed by third parties will materialize. The Company cannot provide any assurances that it will be able to secure GPU capacity or services, directly or indirectly deploy such GPU capacity or services to third parties, and/or derive revenue from the foregoing. Nothing set forth herein should be regarded as a representation, warranty or prediction that we will achieve or are likely to achieve any particular future result. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many risks and uncertainties, including, without limitation, the risk of failing to realize the anticipated benefits of the Company’s digital asset treasury strategy, economic conditions, fluctuations in the market price of ATH and other digital assets, the impact of the evolving regulatory environment on the Company’s business, the ability of the Company to execute on its digital asset treasury strategy and implications for shareholders and for the Company’s core business, the ability of the Aethir network to perform in a manner consistent with projections, the ability for the Company to generate revenue on the Aethir network, the success, timing and implementation of services to be provided by the Aethir network to the Company, the ability for the Company to onboard and maintain enterprise and other clients to provide computing services, the ability for the Company to successfully implement planned commercial activities, market adoption of the Company’s products and services, risks inherent in projecting future performance based on limited historical data, the risks related to the success of our collaboration arrangements, commercialization activities and product sales levels by our collaboration partners, and the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this press release are made as of the date of this press release, and the Company undertakes no duty to update such information except as required under applicable law.

Contact:

Erin McMahon
erin@axecompute.com